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                                                                   EXHIBIT 10.19


                            OPTION ESCROW AGREEMENT


                 This AGREEMENT (the "Agreement"), dated as of May 12, 1997, by and among WHITNEY EQUITY PARTNERS, L.P. ("WEP"), a Delaware limited partnership, KITTY HAWK CAPITAL LIMITED PARTNERSHIP, III ("Kitty Hawk"), a Delaware limited partnership, and MORRISON COHEN SINGER & WEINSTEIN, LLP (the "Escrow Agent"), as escrow agent hereunder. Any capitalized terms used herein and not otherwise defined herein, shall have the meanings assigned to them in the Stock Purchase Agreement (as defined below).

                              W I T N E S S E T H:

                 WHEREAS, WEP, Kitty Hawk, Integrated Site Development, Inc. (the "Company"), a Delaware corporation, U.S. Towers, Inc., a Delaware corporation, Telesite Services, LLC, an Arkansas limited liability company, and Metrosite Management, LLC, an Arkansas limited liability company, are parties to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of May 12, 1997;

                 WHEREAS, pursuant to the Stock Purchase Agreement, WEP has purchased from the Company 3,203,118 shares of 8% Series A Cumulative Convertible Redeemable Preferred Stock, $0.001 par value per share, of the Company (the "Series A Preferred Stock") and has the right to purchase up to 2,236,959 shares (the "Option Shares") of 8% Series B Cumulative Convertible Redeemable Preferred Stock, $0.001 par value per share, of the Company (the "Series B Preferred Stock,"), and (B) Kitty Hawk has purchased 259,712 shares (the "Kitty Hawk Shares") of Series A Preferred Stock and, if WEP exercises the WEP Option, shall purchase the lesser of (i) 7.5% of the Option Shares and (ii) that number of Option Shares having an aggregate purchase price of $1,500,000 (the "Kitty Hawk Option Shares");

                 WHEREAS, pursuant to the Stock Purchase Agreement, WEP and Kitty Hawk have agreed that 129,856 of the Kitty Hawk Shares shall be deposited with the Escrow Agent to be held in escrow (the "Escrowed Shares") for the purpose of indemnifying Whitney in the event Kitty Hawk fails to fulfill its obligation to purchase the Kitty Hawk Option Shares in accordance with the terms of the Stock Purchase Agreement.

                 NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties hereto agree as follows:


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                 1.       ESCROW.

                          (a)     WEP and Kitty Hawk hereby establish this
escrow by designating the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby agrees to act as said escrow agent.

                          (b)     Kitty Hawk is herewith assigning and
delivering to the Escrow Agent, and the Escrow Agent hereby acknowledges receipt of, the Escrowed Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank. The term "Escrowed Shares" as used herein shall include such securities of the Company distributed with respect to the Escrowed Shares then in escrow, together with any proceeds thereof. Upon receipt of any securities distributed to Kitty Hawk with respect to the Escrowed Shares or any proceeds with respect to any Escrowed Shares, Kitty Hawk agrees to promptly deliver such distributed securities or proceeds, as the case may be, directly to the Escrow Agent, to be held in escrow in accordance with the terms hereof.

                          (c)     The Escrow Agent shall hold and release the
Escrowed Shares in accordance with the terms and conditions of this Agreement.

                 2.       DISPOSITION OF ESCROWED SHARES.

                          (a)     If WEP (or its successors or assigns)
exercises the WEP Option and purchases the WEP Option Shares, and Kitty Hawk fails to purchase the Kitty Hawk Option Shares on the Second Closing Date in accordance with the terms of the Stock Purchase Agreement, then WEP may provide written notice (the "Default Notice") to the Escrow Agent stating that Kitty Hawk failed to fulfill its obligation to purchase the Kitty Hawk Option Shares in accordance with the terms of the Stock Purchase Agreement. The Default Notice shall be accompanied by a certification by WEP that a copy of the Default Notice was contemporaneously delivered to Kitty Hawk. Promptly following twenty (20) days after its receipt of the Default Notice, the Escrow Agent shall deliver the Escrowed Shares to WEP, provided, however, that no such delivery of the Escrowed Shares shall be made if the Escrow Agent shall have received from Kitty Hawk a notice (the "Kitty Hawk Counter Notice") stating that WEP is not entitled to the Escrowed Shares pursuant to the terms of the Stock Purchase Agreement. The Kitty Hawk Counter Notice shall be accompanied by a certification by Kitty Hawk that a copy of the Kitty Hawk Counter Notice was contemporaneously delivered to WEP.

                          (b)     If WEP (or its successors or assigns)
exercises the WEP Option and purchases the WEP Option Shares, and Kitty Hawk purchases the Kitty Hawk Option Shares on the Second Closing Date in accordance with the terms and of the Stock Purchase Agreement, then Kitty Hawk may provide written notice (the "Compliance Notice") to the Escrow Agent stating that Kitty Hawk fulfilled its obligation to purchase the Kitty Hawk Option Shares in accordance with the terms of the Stock Purchase Agreement. The Kitty Hawk Compliance Notice shall be accompanied by a certification by Kitty Hawk that a copy of the Compliance Notice was contemporaneously delivered to WEP. Promptly following twenty (20) days after its receipt of the Compliance Notice, the Escrow



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Agent shall deliver the Escrowed Shares to Kitty Hawk, provided, however, that no such delivery of the Escrowed Shares shall be made if the Escrow Agent shall have received from WEP a notice (the "WEP Counter Notice") stating that Kitty Hawk is not entitled to the Escrowed Shares pursuant to the terms of the Stock Purchase Agreement. The WEP Counter Notice shall be accompanied by a certification by WEP that a copy of the WEP Counter Notice was contemporaneously delivered to Kitty Hawk.

                          (c)     On December 1, 1997, the Escrow Agent shall
deliver to Kitty Hawk all of the Escrowed Shares, if any, then remaining in escrow. Notwithstanding the foregoing, the Escrowed Shares shall not be released pursuant to this Section 2(c) if a Default Notice or WEP Counter Notice was received by the Escrow Agent before December 1, 1997. The Escrowed Shares shall be released in accordance with the provisions of Section 4(g) hereof.

                 3.       DIVIDENDS AND VOTING POWER.

                 While the Escrowed Shares are being held in escrow, Kitty Hawk shall be entitled to all rights (other than the right to dispose of the Escrowed Shares) with respect to the Escrowed Shares, including without limitation, the right to exercise all voting power and to receive and retain any and all dividends (other than stock or liquidating dividends, which shall be deposited into escrow in accordance with the terms and conditions of paragraph 1(b) hereof) declared or paid on the Escrowed Shares being held in escrow.

                 4.       NO LIABILITY OF ESCROW AGENT.

                          (a)     The duties and obligations of the Escrow
Agent shall be determined solely by the express provisions of this Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.

                          (b)     The Escrow Agent shall not be responsible in
any manner whatsoever for any failure or inability of WEP or Kitty Hawk to perform or comply with any of the provisions of this Agreement or the Stock Purchase Agreement.

                          (c)     In the performance of its duties hereunder,
the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it to be genuine and signed by WEP or Kitty Hawk. The Escrow Agent may assume that any person purporting to give any notice in accordance with the provisions hereof has been duly authorized to do so.

                          (d)     The Escrow Agent shall not be bound by any
modification, cancellation or rescission of this Agreement unless in writing and signed by it, WEP and Kitty Hawk.

                          (e)     The Escrow Agent shall not be liable for any
error of judgment, or any action taken or omitted to be taken hereunder, except in the case of its willful misconduct or gross





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negligence.  The Escrow Agent shall be entitled to consult with counsel of its choosing and shall not be liable for any action taken or omitted by it in accordance with the advice of such counsel.

                          (f)     The Escrow Agent shall have no responsibility
as to the validity or value of the Escrowed Shares held in escrow hereunder. Furthermore, the Escrow Agent shall have no duty as to the collection or protection of the Escrowed Shares (including the proceeds thereof) income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such Escrowed Shares (including the proceeds thereof) or income thereon actually in its possession.

                          (g)     In the event that the Escrow Agent shall be
uncertain as to its duties or rights hereunder or shall receive instructions from any party hereto with respect to any or all of the Escrowed Shares (including the proceeds thereof) or income thereon which, in its reasonable opinion, are in conflict with any of the provisions of this Agreement or any instructions received from one of the other parties to this Agreement, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep the Escrowed Shares (including the proceeds thereof) or income thereon in question until such time as there has been a "final determination" of the rights of the applicable parties with respect to such Escrowed Shares (including the proceeds thereof) or income thereon or (ii) deposit at any time the Escrowed Shares, together with any proceeds received by it, into any court with competent jurisdiction and to commence an action in the nature of interpleader to adjudicate the parties' rights thereto and thereafter shall have no further obligations or liabilities to anyone under this Agreement. For purposes of this subparagraph 4(g), there shall be deemed to have been a "final determination" of the rights of the applicable parties with respect to such Escrowed Shares in question (including the proceeds thereof) or income thereon at such time as any of the applicable parties shall file with the Escrow Agent
(i) an official certified copy of a court order, together with an opinion of counsel of the party filing the foregoing, in form and substance acceptable to the Escrow Agent and its counsel, stating that the court order is a final determination of the rights of the parties hereto with respect to the Escrowed Shares in question, that the time to appeal from said court order has expired, and that said court order is binding upon the applicable parties, or (ii) a fully executed agreement or consent by and among the applicable parties, which provides for disposition of the Escrowed Shares in question (including the proceeds thereof) or income thereon.

                          (h)     The Escrow Agent or any successor to it as
escrow agent hereafter appointed may at any time resign and be discharged of the duties imposed hereunder by giving notice to each of the parties hereto, such resignation to take effect upon a successor escrow agent's acceptance of appointment.

                          (i)     The parties hereto acknowledge that the
Escrow Agent is counsel to WEP and consent that the Escrow Agent may represent WEP, any of its affiliates and any entities in which WEP or its affiliates own any securities, equity, debt or otherwise, in any dispute, controversy, action or legal proceeding (including, without limitation, against Kitty Hawk or involving this Agreement or the Stock Purchase Agreement).





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                 5.       EXPENSES AND INDEMNIFICATION OF ESCROW AGENT.

                 WEP and Kitty Hawk shall jointly and severally reimburse and indemnify the Escrow Agent for, and hold it harmless against, any and all loss, liability, costs or expenses in connection herewith (including reasonable fees, disbursements and other charges of counsel incurred by the Escrow Agent in any dispute, controversy, action or legal proceeding between it and one of the other parties hereto, or between it and a third party), incurred by the Escrow Agent arising out of or in connection with its acceptance of, or the performance of its duties and obligations under this Agreement (except those arising out of or in connection with Escrow Agent's willful misconduct or gross negligence) as well as the reasonable costs and expenses of defending against any claim or liability arising out of or relating to this Agreement. As between themselves, WEP and Kitty Hawk each agrees to bear fifty percent (50%) of all amounts paid or reimbursed to the Escrow Agent pursuant to this Section 5.

                 6.       TERMINATION.

                 This Agreement, and the obligations of the Escrow Agent hereunder, shall terminate upon the release and delivery by the Escrow Agent of all Escrowed Shares (including the proceeds thereof) and stock powers relating thereto, if any, in accordance with the provisions of Section 2 hereof.

                 7.       NOTICE.

                 All notices, instructions and other communications required or permitted to be given, forwarded or transmitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been duly given if delivered by facsimile transmission with a copy delivered by personal service or sent by United States first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows, or to such other address as a party shall have given notice of pursuant hereto:

                 In the case of WEP:

                 Whitney Equity Partners, L.P.
                 177 Broad Street
                 Stamford, Connecticut 06901
                 Telefacsimile Number: (203) 973-1422
                 Attention:       Mr. Michael R. Stone
                                  Mr. Daniel J. O'Brien





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                 With a copy to:

                 Morrison Cohen Singer & Weinstein, LLP
                 750 Lexington Avenue
                 New York, New York 10022
                 Telefacsimile Number: (212) 735-8708
                 Attention: David A. Scherl, Esq.


                 In the case of Kitty Hawk

                 Kitty Hawk Capital Limited Partnership, III
                 2700 Coltsgate Road, Suite 202
                 Charlotte, North Carolina 28211
                 Telefacsimile Number: (704) 362-2774
                 Attention: W. Chris Hegele

                 With a copy to

                 Smith Helms Mulliss & Moore, LLP
                 214 North Church Street
                 Charlotte, North Carolina 28202
                 Telefacsimile Number: (704) 334-8467
                 Attention: Harrison Marshall, Esq.

                 In the case of the Escrow Agent:

                 Morrison Cohen Singer & Weinstein, LLP
                 750 Lexington Avenue
                 New York, New York 10022
                 Telefacsimile Number: (212) 735-8708
                 Attention: David A. Scherl, Esq.

                 8.       GOVERNING LAW.

                 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

                 9.       SUCCESSORS AND ASSIGNS.

                 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.





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                 10.      ENTIRE AGREEMENT; AMENDMENTS.

                 This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by a written instrument signed by all the parties hereto.

                 11.      WAIVERS.

                 No waiver by any party of any breach of any term contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or a waiver of any breach of any other term contained in this Agreement.

                 12.      PARAGRAPH HEADINGS.

                 The paragraph headings contained in this Agreement are for convenience of reference only and shall not limit or define the text thereof.


                 13.      COUNTERPARTS.

                 Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           [INTENTIONALLY LEFT BLANK]





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed on the date first above written.


                              WHITNEY EQUITY PARTNERS, L.P.

                              By:  J.H. Whitney Equity Partners, LLC,
                                   Its General Partner

                              By:  /s/ MICHAEL R. STONE
                                   -------------------------------------------
                                   Name: Michael R. Stone
                                   Title:



                              KITTY HAWK CAPITAL LIMITED PARTNERSHIP, III


                              By:  Kitty Hawk Partner Limited Partnership, III
                                     Its General Partner


                              By:  /s/ W. CHRIS HEGELE
                                   -------------------------------------------
                                   Name: W. Chris Hegele
                                   General Partner



                              MORRISON COHEN SINGER & WEINSTEIN, LLP


                              By:  /s/MORRISON COHEN SINGER & WEINSTEIN, LLP
                                   --------------------------------------------


                   SIGNATURE PAGE TO OPTION ESCROW AGREEMENT